Putnam
Florida
Tax Exempt
Income Fund

ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

5-31-01

[SCALE LOGO OMITTED]

FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]

Dear Shareholder:

Putnam Florida Tax Exempt Income Fund was among the beneficiaries as the Federal Reserve Board dramatically reduced interest rates and equity investors continued to turn to bonds to ride out the stock market's extended period of turbulence. But the fund's successful run during the fiscal year ended May 31, 2001, was attributable to more than the favorable market environment for bonds.

During the period, Fund Manager Richard Wyke was able to maintain a portfolio that provided both a healthy stream of tax-free current income and potential for capital growth over the long term. These opportunities do not present themselves automatically; they must be actively pursued, and Putnam's extensive credit research resources made a major contribution to Rick's efforts.

In the following report, Rick discusses the fund's performance and strategy during fiscal 2001 in the context of the current market environment and then offers his insights into prospects for the months ahead.

Respectfully yours,

/S/ JOHN A. HILL                   /S/ GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds
July 18, 2001

REPORT FROM FUND MANAGEMENT

Richard P. Wyke

While our municipal bond strategy faced a challenging environment in the latter part of 2000, it has proved its effectiveness during the first five months of 2001. Equity markets remained tumultuous, and investors continued to seek the relative calm of fixed-income securities. Meanwhile, investors in high-tax states increased demand for municipal securities. Florida Tax Exempt Income Fund has capitalized on this positive environment. One of the strategic moves that was particularly helpful to recent performance was the addition of higher-yielding lower-rated bonds to the fund's portfolio. The fund also benefited from falling short-term interest rates and rising municipal bond prices.

Total return for 12 months ended 5/31/01

      Class A                Class B                Class M
    NAV      POP           NAV     CDSC           NAV      POP
-----------------------------------------------------------------------
   11.61%    6.31%        10.89%    5.89%        11.28%    7.66%
-----------------------------------------------------------------------

Past performance is no indication of future results. Performance information for longer periods and explanation of performance calculation methods begin on page 7.

* FED EASING SPURS MARKET RALLY IN 2001

As stock prices remained volatile over the period, many investors began to recognize the solid risk/return relationship offered by municipal bonds. Municipal bond funds enjoyed the fruits of this strengthening demand as cash inflows began increasing for the first time in several years. We believe this rising demand will continue; furthermore, the municipal market is already beginning to anticipate the traditional demand surge that comes in June and July when many bonds pay out their coupon income and investors seek vehicles for reinvestment.

Thus far, the municipal bond supply is up 30% to 40% over last year's levels. Supply usually increases when interest rates are falling, both from new issuance and advance refundings. This balanced supply/demand relationship has been supportive of bond prices and bodes well for future appreciation.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Health care           30.9%

Education             18.7%

Utilities             14.9%

Transportation         8.7%

Housing                2.3%

Footnote reads:
* Based on net assets as of 5/31/01. Holdings will vary over time.


Fund performance, in line with municipal bond market performance, has also benefited significantly this year from the almost unprecedented sharpness of the Federal Reserve Board's monetary easing. In the first five months of this year, the Fed made five interest rate reductions totaling 2.5 percentage points, the most dramatic rate-cutting action since former Fed Chairman Paul Volcker's swift decreases in the early 1980s. Two of the cuts occurred outside of the Fed's normal meeting schedule, which demonstrated the central bank's determination to stave off a recession.

The Fed's actions spurred this year's bond market rally and also caused significant steepening in the yield curve, meaning that short-term rates become much lower than long-term rates. When this occurs, it is most beneficial to be positioned in the middle of the curve; i.e., to own bonds with intermediate maturities. Fortunately, your fund has been overweighted in intermediate-term securities and performance has benefited accordingly.

* LOWER-RATED CREDITS DRIVE PERFORMANCE

The most important strategy we have pursued during the recent period has been the judicious addition of higher-yielding lower-rated holdings to the portfolio. While over half of the portfolio remains at the highest quality level, with approximately 56% of holdings rated Aaa/AAA, we have carefully increased the portfolio's concentration of lower-rated bonds over the past 12 to 15 months. High-yield municipal securities require a greater research effort because of their added risk, but if prudently selected, they can provide potentially strong returns.


[GRAPHIC OMITTED: pie chart CREDIT QUALITY OVERVIEW]

CREDIT QUALITY OVERVIEW*

Aaa/AAA          56.6%

Aa/AA            10.5%

A                 9.6%

Baa/BBB          14.7%

Ba/BB             8.2%

B                 0.4%

Footnote reads:
* As a percentage of market value as of 5/31/01. A bond rated Baa/BBB or higher is considered investment grade. Percentages may include unrated bonds considered by Putnam Management to be of comparable quality. Ratings will vary over time.


During the first half of the annual period, credit yield spreads, the difference in yield between lower- and higher-quality bonds, continued to widen to extraordinary levels. They reached their widest point in December 2000 and then began to narrow as the new year began. Spreads widened again in March before narrowing further.


"Municipal investments have been attractive for some time, and recently investors have begun to recognize their rewards in comparison with other, riskier asset classes. This shift positions municipal credits -- especially lower-rated credits -- with solid price appreciation potential going forward."

-- Richard P. Wyke, portfolio manager


We took advantage of these widening periods to add portfolio holdings at attractive prices. With increased demand for municipal investments and the Fed's aggressive easing of short-term interest rates, we believe the narrowing trend will continue and are enthusiastic about the likelihood of a sustained period of outperformance from municipal bonds, especially lower-rated municipal bonds. Indeed, the fund's lower-rated holdings not only provided high levels of income over the period but began to enjoy some price appreciation as credit yield spreads contracted.

* DURATION SHIFTS, SECTOR ALLOCATIONS REMAIN INTACT

We adjusted the fund's duration several times over the recent period to best position the portfolio to benefit from price appreciation. (Duration is an indication of a bond's price sensitivity to interest rate movements, measured in years.) The longer a bond's (or bond fund's) duration, the more sensitive it will be to changes in interest rates. We kept portfolio duration long at the beginning of 2001 in order to take maximum advantage of the bond market rally.

In anticipation of the cyclical build-up of municipal bond supply in March and April, we shortened duration to a neutral stance relative to the fund's benchmark index. At this point, bond prices had risen considerably and we expected little additional price appreciation at that time. Toward the end of the period, we extended duration again to a point longer than that of our benchmark indexes. The Fed has been taking aggressive action to lower interest rates and the economy appears to be slowing more than current interest-rate levels reflect. In this environment, we believe rates will fall further, providing an opportunity for additional municipal bond price appreciation.

The fund remains focused on many of the same sectors that have contributed to performance thus far. The hospital and health-care sector is still the portfolio's largest concentration, making up 31% of portfolio holdings. Florida's health-care industry remains one of the state's largest employers, and the health facility authorities continue to be extremely active in financing nursing home and continuing care projects. While there is some uncertainty in the sector as this industry waits to see whether the Bush administration will continue reforms begun under the Clinton administration, many health-care bonds in your fund's portfolio carry the highest credit quality rating of Aaa/AAA. Those with lower ratings have been meticulously researched by Putnam's analytical team, and undergo ongoing scrutiny for any changes that might influence their continued strength.

Over the recent period, we continued to add hospital/health-care holdings. For example in April, we purchased bonds issued by the North Broward Hospital District (A3 rated, with a 6.0% coupon) to finance construction of a new parking garage and to renovate the hospital's emergency room, surgery, cardiology, and radiology facilities. These bonds have solid taxation support behind them in a region where the economic base continues to grow.

In May we added some higher-yielding, lower credit-rating health-care revenue bonds issued by Miami Beach Florida Health Facilities Authority for Mount Sinai Medical Center (Baa3 rated, with a 6.80% coupon). These are refunding bonds issued to refinance the hospital's outstanding debt from the purchase of the Miami Heart Hospital. While these holdings, along with others discussed in this report, were viewed favorably at the end of the period, all are subject to review and adjustment in accordance with the fund's investment strategy and may vary in the future.

One relatively new sector of interest for the fund involves municipal bonds issued to fund development of raw land for housing development. These bonds may be used to finance various infrastructure projects including road grading, land sculpting, sewer and storm drainage, and the construction of new roads.

* ENVIRONMENT FOR BONDS SHOULD REMAIN FAVORABLE

The fund's longer duration positions it well to take advantage of additional municipal bond price appreciation that may come in the wake of the June/July coupon reinvestment period and beyond. The Fed's vigilance in accommodating growth and reinvigorating the economy should have a salubrious effect on narrowing credit spreads -- and provide the potential for additional bond price appreciation among lower-rated credits. Meanwhile, the state of Florida appears to be in a solid financial position, providing a positive backdrop for the municipal market.

Our view of the economy for the next 12 months is that it will be weak, but not recessionary. The general perception in January was that a recession was likely, if not a sure thing. We disagreed with that forecast, and while we do not expect growth to surge in the near term, we believe it is probable that the economy will grow at an annualized pace of 2% to 3% in the next three quarters. The composition of this growth is expected to be slightly stronger in the second quarter and slightly weaker in the third and fourth quarters. We are also not anticipating any significant increase in inflation. As a result, this slow to moderate growth with continued low inflation should provide a favorable backdrop for performance in the tax-exempt markets.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 5/31/01, there is no guarantee the fund will continue to hold these securities in the future. The fund concentrates its investments in one state and involves more risk than a fund that invests more broadly.


PUTNAM'S POLICY ON CONFIDENTIALITY

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders' addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign you an account number and to help us maintain accurate records of transactions and account balances.

It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds and, in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you've listed one on your Putnam account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or
Saturdays from 9:00 a.m. to 5:00 p.m., Eastern Time.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam Florida Tax Exempt Income Fund is designed for investors seeking a high level of current income free from federal income tax consistent with capital preservation.

TOTAL RETURN FOR PERIODS ENDED 5/31/01

                                    Class A         Class B         Class M
(inception dates)                  (8/24/90)        (1/4/93)        (5/1/95)
                                  NAV     POP     NAV    CDSC     NAV     POP
------------------------------------------------------------------------------
1 year                           11.61%   6.31%  10.89%   5.89%  11.28%   7.66%
------------------------------------------------------------------------------
5 years                          32.56   26.32   28.35   26.35   30.58   26.31
Annual average                    5.80    4.78    5.12    4.79    5.48    4.78
------------------------------------------------------------------------------
10 years                         85.84   77.11   73.06   73.06   79.85   73.94
Annual average                    6.39    5.88    5.64    5.64    6.05    5.69
------------------------------------------------------------------------------
Annual average
(life of fund)                    6.70    6.22    5.93    5.93    6.33    6.01
------------------------------------------------------------------------------

COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 5/31/01

                               Lehman Brothers Municipal              Consumer
                                              Bond Index           price index
------------------------------------------------------------------------------
1 year                                            12.16%                 3.50%
------------------------------------------------------------------------------
5 years                                           37.88                 13.35
Annual average                                     6.64                  2.54
------------------------------------------------------------------------------
10 years                                          98.26                 30.90
Annual average                                     7.08                  2.73
------------------------------------------------------------------------------
Annual average
(life of fund)                                     7.44                  2.82
------------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. Returns for class A and class M shares reflect the current maximum initial sales charges of 4.75% and 3.25%, respectively. Class B share returns for the 1-year, 5- and 10-year, if available, and life-of-fund periods reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declines to 1% in the sixth year, and is eliminated thereafter. Returns shown for class B and class M shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the initial sales charge or CDSC, if any, currently applicable to each class and in the case of class B and class M shares the higher operating expenses applicable to such shares. All returns assume reinvestment of distributions at NAV. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost. Performance data reflects an expense limitation currently in effect, without which returns would have been lower.


[GRAPHIC OMITTED: worm chart GROWTH OF A $10,000 INVESTMENT]

GROWTH OF A $10,000 INVESTMENT

Cumulative total return of a $10,000 investment since 5/31/91

                                              Lehman Brothers
                    Fund's class A shares     Municipal Bond        Consumer
Date                        at POP                 Index          price index

5/31/91                       9,525               10,000             10,000
5/31/92                      10,613               10,982             10,302
5/31/93                      11,954               12,296             10,634
5/31/94                      11,925               12,599             10,878
5/31/95                      12,952               13,751             11,224
5/31/96                      13,315               14,379             11,549
5/31/97                      14,619               15,572             11,807
5/31/98                      15,718               17,034             12,006
5/31/99                      16,221               17,830             12,257
5/31/00                      16,199               17,677             12,647
5/31/01                     $17,711              $19,826            $13,090

Footnote reads:
Past performance is no assurance of future results. At the end of the same time period, a $10,000 investment in the fund's class B shares would have been valued at $17,306 and no contingent deferred sales charges would apply; a $10,000 investment in the fund's class M shares would have been valued at $17,985 ($17,394 at public offering price).


PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 5/31/01

                            Class A         Class B         Class M
------------------------------------------------------------------------------
Distributions
(number)                       12              12              12
------------------------------------------------------------------------------
Income                      $0.45561        $0.39666        $0.428363
------------------------------------------------------------------------------
Capital gains 1                --              --               --
------------------------------------------------------------------------------
  Total                     $0.45561        $0.39666        $0.428363
------------------------------------------------------------------------------
Share value:               NAV     POP         NAV         NAV     POP
------------------------------------------------------------------------------
5/31/00                  $8.62   $9.05       $8.62        $8.62   $8.91
------------------------------------------------------------------------------
5/31/01                   9.15    9.61        9.15         9.15    9.46
------------------------------------------------------------------------------
Current return (end of period)
------------------------------------------------------------------------------
Current
dividend
rate 2                    4.93%   4.69%       4.28%        4.63%   4.48%
------------------------------------------------------------------------------
Taxable
equivalent 3              8.10    7.70        7.03         7.60    7.36
------------------------------------------------------------------------------
Current
30-day SEC
yield 4                   4.53    4.31        3.88         4.21    4.07
------------------------------------------------------------------------------
Taxable
equivalent 3              7.44    7.08        6.37         6.91    6.68
------------------------------------------------------------------------------

1 Capital gains, if any, are taxable for federal and, in most cases, state tax purposes. For some investors, investment income may also be subject to the federal alternative minimum tax. Investment income may be subject to state and local taxes.

2 Income portion of most recent distribution, annualized and divided by NAV or POP at end of period.

3 Assumes maximum 39.1% federal tax rate as of 2001. Results for investors subject to lower tax rates would not be as advantageous.

4 Based only on investment income, calculated using SEC guidelines.

TOTAL RETURN FOR PERIODS ENDED 6/30/01 (most recent calendar quarter)

                                    Class A         Class B         Class M
(inception dates)                  (8/24/90)       (1/4/93)        (5/1/95)
                                  NAV     POP     NAV    CDSC     NAV     POP
------------------------------------------------------------------------------
1 year                            9.39%   4.19%   8.83%   3.83%   9.20%   5.60%
------------------------------------------------------------------------------
5 years                          31.88   25.59   27.71   25.71   29.92   25.71
Annual average                    5.69    4.66    5.01    4.68    5.38    4.68
------------------------------------------------------------------------------
10 years                         87.17   78.30   74.41   74.41   81.08   75.29
Annual average                    6.47    5.95    5.72    5.72    6.12    5.77
------------------------------------------------------------------------------
Annual average
(life of fund)                    6.71    6.23    5.94    5.94    6.34    6.02
------------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns and principal value will fluctuate so that an investor's shares when sold may be worth more or less than their original cost. See first page of performance section for performance calculation method.

TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 4.75% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B shares and assumes redemption at the end of the period. Your fund's class CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies.

COMPARATIVE BENCHMARKS

Lehman Brothers Municipal Bond Index is an index of approximately 20,000 investment-grade, fixed-rate tax-exempt bonds. It assumes reinvestment of all distributions and interest payments and does not take into account brokerage fees or taxes. Securities in the fund do not match those in the index and performance of the fund will differ. It is not possible to invest directly in an index.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.

A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, preceded by the Report of independent accountants, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss for the reporting period. This is determined by adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses. This statement also lists any net gain or loss the fund realized on the sales of its holdings and -- for holdings that remain in the portfolio -- any change in unrealized gains or losses over the period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


REPORT OF INDEPENDENT ACCOUNTANTS

The Board of Trustees and Shareholders
Putnam Florida Tax Exempt Income Fund

We have audited the accompanying statement of assets and liabilities of Putnam Florida Tax Exempt Income Fund, including the fund's portfolio, as of May 31, 2001, and the related statement of operations, statement of changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended May 31, 2000 and financial highlights for each of the years or periods in the four-year period ended May 31, 2000 were audited by other auditors whose report dated July 10, 2000, expressed an unqualified opinion on that financial statement and those financial highlights.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2001 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Florida Tax Exempt Income Fund as of May 31, 2001, the results of its operations, changes in its net assets and financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States of America.

[LOGO OMITTED: KPMG LLP]

Boston, Massachusetts
July 5, 2001


THE FUND'S PORTFOLIO
May 31, 2001

KEY TO ABBREVIATIONS

AMBAC               -- AMBAC Indemnity Corporation
COP                 -- Certificate of Participation
FGIC                -- Financial Guaranty Insurance Company
FSA                 -- Financial Security Assurance
GNMA Coll.          -- Government National Mortgage Association Collateralized
G.O. Bonds          -- General Obligation Bonds
IFB                 -- Inverse Floating Rate Bonds
MBIA                -- Municipal Bond Investors Assurance Corporation
VRDN                -- Variable Rate Demand Notes


MUNICIPAL BONDS AND NOTES (99.4%) (a)
PRINCIPAL AMOUNT                                                                          RATING (RAT)       VALUE

Colorado (2.8%)
-------------------------------------------------------------------------------------------------------------------
$         7,535,000 Colorado Dept. of Trans. Rev. Bonds, Ser. A,
                    MBIA, 5 1/4s, 6/15/10                                                 Aaa          $  8,015,356

Florida (80.5%)
-------------------------------------------------------------------------------------------------------------------
                    Brevard Cnty., Hlth. Fac. Auth. Rev. Bonds
                    (Courtenay Springs)
          2,345,000 7 1/2s, 11/15/09                                                      AAA/P           2,690,888
          2,000,000 7 3/4s, 11/15/17                                                      AAA/P           2,310,000
          3,500,000 Broward Cnty., Rev. Bonds (Wheelaborator),
                    Ser. A, 5s, 12/1/06                                                   AA-             3,648,750
          1,000,000 Broward Cnty., Hlth. Fac. Auth. Rev. Bonds
                    (Broward Cnty. Nursing Home), 7 1/2s, 8/15/20                         Aa3             1,028,960
          1,400,000 Clay Cnty., Multi-Fam. Hsg. Fin. Auth. Rev. Bonds
                    (Oak Forest), Ser. A, GNMA Coll., 7.4s, 12/1/25                       AAA             1,422,946
          2,500,000 Dade Cnty., Edl. Facs. Auth. Rev. Bonds, Ser A,
                    AMBAC, 5 3/4s, 4/1/13                                                 Aaa             2,728,125
          8,000,000 Dade Cnty., Professional Sports Franchise Fac.
                    Tax. Rev. Bonds, MBIA, 4 3/4s, 10/1/30                                Aaa             7,180,000
          2,750,000 Escambia Cnty., Hlth. Facs. Auth. Rev. Bonds
                    (Ascension Hlth. Credit), Ser. A-1, 5 3/4s, 11/15/29                  Aaa             2,853,125
          5,500,000 Escambia Cnty., Poll. Control Rev. Bonds
                    (Champion Intl. Corp.), 6.9s, 8/1/22                                  Baa1            5,678,750
          2,335,000 Escambia Cnty., Single Fam. Hsg. Fin. Auth. Mtge.
                    Rev. Bonds (Multi-Cnty. Program), Ser. A, GNMA
                    Coll., 7.15s, 10/1/24                                                 Aaa             2,378,781
          3,000,000 FL Cap. Project Fin. Auth. Student Hsg. Rev. Bonds,
                    MBIA, 5s, 10/1/31                                                     Aaa             2,816,250
          1,400,000 FL Cap. Region Cmnty. Dev. Dist. Special Assmt.
                    Rev. Bonds, Ser. B, 5.95s, 5/1/06                                     BB-/P           1,391,250
          3,300,000 FL Gulf Coast Univ. VRDN, 3.1s, 8/1/30                                A-1+/P          3,300,000
                    FL State Board of Ed. G.O. Bonds
          7,000,000 6.4s, 6/1/19 (SEG)                                                    AA+             7,218,890
          9,000,000 (Pub. Ed.), Ser. A, 4 3/4s, 6/1/28                                    AA+             8,145,000
          6,745,000 FL State Board of Fins. Rev. Bonds, FSA, 8 1/4s,
                    7/1/13 (acquired 9/2/98, cost $8,719,396) (RES)                       AAA/P           8,464,975
                    FL State Mid-Bay Bridge Auth. Rev. Bonds, Ser. A
          1,430,000 8s, 10/1/06                                                           BBB/P           1,492,605
          2,180,000 7 1/2s, 10/1/17                                                       BBB/P           2,272,127
          3,540,000 6.1s, 10/1/22                                                         BBB/P           3,597,525
          2,000,000 FL State Muni. Pwr. Agcy. IFB, AMBAC, 8.396s,
                    10/1/20 (acquired 7/10/92, cost $2,101,200) (RES)                     Aaa             2,262,500
          2,000,000 Fleming Island Plantation Cmnty. Dev. Dist.
                    Special Assmt. Rev. Bonds, Ser. B, 7 3/8s, 5/1/31                     BB+/P           2,132,500
          3,000,000 Halifax, Hosp. Med. Ctr. Rev. Bonds, Ser. A,
                    7 1/4s, 10/1/29                                                       BB/P            2,936,250
                    Hillborough Cnty., Indl. Dev. Auth. Poll. Control
                    Rev. Bonds (Tampa Elec. Co.)
          2,500,000 Ser. 91, 7 7/8s, 8/1/21                                               A1              2,588,200
          3,645,000 6 1/4s, 12/1/34                                                       A1              3,804,469
          2,400,000 Hillsborough Cnty., Util. Rev. Bonds, Ser. A, FSA,
                    6 1/2s, 8/1/16                                                        Aaa             2,461,512
                    Jacksonville, Hlth. Fac. Auth. Indl. Dev. Rev. Bonds
                    (Cypress Village)
          1,350,000 7s, 12/1/22                                                           Baa1            1,377,000
          3,650,000 7s, 12/1/14                                                           Baa1            3,777,750
          5,000,000 Lee Cnty., Board of Directors Hosp. IFB
                    (Lee Memorial Hosp.), MBIA, 8.867s, 3/26/20                           Aaa             5,290,000
                    Lee Cnty., Indl. Dev. Auth. Hlth. Care Fac. Rev. Bonds
          5,250,000 (Cypress Cove Hlth. Pk.), Ser. A, 6 3/8s, 10/1/25                     BB-/P           4,600,313
          9,000,000 (Shell Point Village), Ser. A, 5 1/2s, 11/15/29                       BBB-/P          7,672,500
                    Leesburg, Hosp. Rev. Bonds
                    (Leesbury Regl. Med. Ctr.)
          1,000,000 Ser. 91-A, 7 1/2s, 7/1/21                                             AAA/P           1,068,690
          2,065,000 6 1/8s, 7/1/18                                                        A               2,088,231
          3,000,000 Maple Ridge Cmnty. Dev. Special Assmt.
                    Rev. Bonds, Dist. Ser. B, 6.15s, 11/1/04                              BBB-/P          3,078,750
          2,750,000 Martin Cnty., Indl. Dev. Auth. Rev. Bonds
                    (Indian Cogeneration), Ser. A, 7 7/8s, 12/15/25                       Baa3            2,880,625
            600,000 Miami Beach, Hlth. Fac. Auth. Hosp. Rev. Bonds
                    (Mount Sinai Med. Ctr.), Ser. A, 6.8s, 11/15/31                       Baa3              610,500
          2,500,000 North Broward, Hosp. Dist. Rev. Bonds, 6s, 1/15/31                    A3              2,481,250
                    Oakstead Cmnty. Dev. Dist. Cap. Impt., Rev. Bonds
          1,000,000 Ser. A, 7.2s, 5/1/32                                                  BB/P            1,018,750
          2,000,000 Ser. B, 6 1/2s, 5/1/07                                                BB/P            2,020,000
          4,000,000 Orange Cnty., Hlth. Facs. Auth. IFB, 10.597s,
                    10/1/14 (acquired 4/19/95, cost $5,273,120) (RES)                     BBB+/P          5,655,000
          5,000,000 Orange Cnty., Hlth. Facs. Auth. Rev. Bonds
                    (Orlando Regl. Hlthcare), MBIA, 6 1/4s, 10/1/18                       Aaa             5,675,000
         10,000,000 Orange Cnty., School Board COP, Ser. A,
                    5 3/8s, 8/1/22                                                        Aaa            10,050,000
          5,950,000 Orlando, Util. Comm. Wtr. & Elec. Rev. Bonds,
                    Ser. D, 6 3/4s, 10/1/17                                               Aa2             7,095,375
          1,763,000 Osceola Cnty., Indl. Dev. Auth. Rev. Bonds
                    (Cmnty. Provider Pooled Loan Program),
                    Ser. A, FSA, 7 3/4s, 7/1/10                                           Aaa             1,787,224
          2,000,000 Palm Beach Cnty., Arpt. Syst. Rev. Bonds, MBIA,
                    7 3/4s, 10/1/10                                                       Aaa             2,063,600
          5,000,000 Palm Beach Cnty., School Board COP, Ser. A,
                    AMBAC, 6 3/8s, 8/1/15                                                 Aaa             5,481,250
            160,000 Palm Beach Cnty., Single Fam. Hsg. Fin. Auth. Mtge.
                    Rev. Bonds, Ser. A, GNMA Coll., 7.2s, 10/1/24                         Aaa               164,638
          5,000,000 Pinellas Cnty., Poll. Control Rev. Bonds
                    (FL Pwr. Corp.), 7.2s, 12/1/14                                        A2              5,166,300
          7,230,000 Port Everglades, Auth. Rev. Bonds (FL Port Impt.),
                    7 1/8s, 11/1/16                                                       Aaa             8,712,150
          3,380,000 Putnam Cnty., Pwr. Auth. VRDN, 3.1s, 9/1/24                           A-1+            3,380,000
          2,390,000 Santa Rosa Cnty., Hlth Fac. Auth. Rev. Bonds
                    (Gulf Breeze Hosp. Inc.), Ser. A, 6.2s, 10/1/14                       BBB+            2,401,950
                    Sarasota Cnty., Pub. Hosp. Board Rev. Bonds
                    (Sarasota Memorial Hosp.), Ser. B, MBIA
          2,000,000 5 1/4s, 7/1/14                                                        Aaa             2,085,000
          2,000,000 5 1/4s, 7/1/15                                                        Aaa             2,055,000
          2,000,000 5 1/4s, 7/1/16                                                        Aaa             2,052,500
          2,675,000 SCA Tax Exempt Trust Multi-Fam. Mtge.
                    Rev. Bonds, Ser. A-1, FSA, 7.05s, 1/1/30                              Aaa             2,828,813
          4,860,000 Sumter Cnty., School Dist. Rev. Bonds (Multi Dist.
                    Loan Program), FSA, 7.15s, 11/1/15                                    Aaa             6,014,250
          2,395,000 Tallahassee, Energy Syst. Rev. Bonds, Ser. A,
                    5 1/4s, 10/1/12                                                       Aaa             2,547,681
          4,355,000 Tampa Bay Wtr. Util. Syst. Rev. Bonds, FGIC,
                    5 3/4s, 10/1/15                                                       Aaa             4,719,731
          3,000,000 Tampa Hosp. Rev. Bonds (Cap. Impt.-H, Lee Moffit),
                    Ser. A, 5 3/4s, 7/1/29                                                A               2,925,000
          6,000,000 Tampa Rev. Bonds (Allegany Hlth. Syst. St. Joseph),
                    MBIA, 6 1/2s, 12/1/23                                                 Aaa             6,705,000
                    Tampa, Util. Tax Rev. Bonds, AMBAC
          2,500,000 6s, 10/1/06                                                           AAA             2,743,750
          5,800,000 zero %, 10/1/17                                                       Aaa             2,465,000
          3,695,000 Vista Lakes Cmnty. Dev. Dist. Cap. Impt. Rev. Bonds,
                    Ser. B, 6.35s, 5/1/05                                                 BB+/P           3,727,331
          2,800,000 Walnut Creek Cmnty. Dev. Dist. Special Assmt.
                    Rev. Bonds, Ser. B, 6.4s, 5/1/05                                      BB/P            2,810,500
          3,000,000 Waterlefe Cmnty. Dev. Dist. Rev. Bonds, Ser. B,
                    6 1/4s, 5/1/10                                                        BB/P            2,981,250
          5,000,000 Winter Haven, Util. Syst. Rev. Bonds, MBIA,
                    4 3/4s, 10/1/28                                                       Aaa             4,518,750
                                                                                                      -------------
                                                                                                        233,580,780

Louisiana (0.3%)
-------------------------------------------------------------------------------------------------------------------
          1,000,000 LA Pub. Fac. Auth. Hosp. Rev. Bonds (Lake Charles
                    Memorial Hosp. Project), 8 5/8s, 12/1/30                              B+/P            1,015,000

Massachusetts (0.7%)
-------------------------------------------------------------------------------------------------------------------
          2,000,000 MA State Hlth. & Edl. Fac. Auth. Rev. Bonds
                    (Winchester Hospital), Ser. E, 6 3/4s, 7/1/30                         BBB             2,030,000

Ohio (2.1%)
-------------------------------------------------------------------------------------------------------------------
          1,750,000 Cleveland, Arpt. Syst. Rev. Bonds, Ser. A, FSA,
                    5s, 1/1/31                                                            Aaa             1,662,500
          4,150,000 Cleveland, G.O. Bonds, AMBAC, 5.2s, 9/1/06                            Aaa             4,414,563
                                                                                                      -------------
                                                                                                          6,077,063

Pennsylvania (1.1%)
-------------------------------------------------------------------------------------------------------------------
          3,000,000 PA State G.O. Bonds, Ser. 1, 5s, 1/15/05                              Aa2             3,135,000

Puerto Rico (7.0%)
-------------------------------------------------------------------------------------------------------------------
          3,000,000 Cmnwlth. of PR, G.O. Bonds, MBIA, 6.45s, 7/1/17                       Aaa             3,315,000
          5,280,000 Cmnwlth. of PR, Hwy. & Trans. Auth. Rev. Bonds,
                    Ser. Z, MBIA, 6 1/4s, 7/1/15                                          Aaa             6,111,600
          5,950,000 Cmnwlth. of PR, Muni. Fin. Agcy. Rev. Bonds, Ser. A,
                    FSA, 6s, 7/1/12                                                       AAA             6,738,375
          3,800,000 PR Indl. Tourist Edl. Med. & Environ. Control Fac.
                    Fing. Auth. Hosp. Rev. Bonds (Auxilio Muto
                    Obligation Group), Ser. A, MBIA, 6 1/4s, 7/1/16                       Aaa             4,070,750
                                                                                                      -------------
                                                                                                         20,235,725

South Carolina (0.7%)
-------------------------------------------------------------------------------------------------------------------
          2,000,000 SC Tobacco Settlement Rev. Mgt. Rev. Bonds,
                    Ser. B, 6 3/8s, 5/15/28                                               A1              2,005,000

Tennessee (3.5%)
-------------------------------------------------------------------------------------------------------------------
         10,000,000 Elizabethton, Hlth. & Edl. Facs. Board Rev. Bonds
                    (Hosp. Ref. & Impt.), Ser. B, MBIA, 5 3/4s, 7/1/23                    Aaa            10,312,499

Texas (0.7%)
-------------------------------------------------------------------------------------------------------------------
          2,000,000 Houston, Hotel Occupancy Rev. Bonds
                    (Convention & Entertainment), Ser. A,
                    AMBAC, 5 1/4s, 9/1/09                                                 Aaa             2,122,500
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $281,619,922) (b)                                          $288,528,923
-------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.



  (a) Percentages indicated are based on net assets of $290,181,553.

(RAT) The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at May 31, 2001 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at May 31, 2001. Securities rated by Putnam are indicated by "/P" and are not publicly rated. Ratings are not covered by the Report of independent accountants.

  (b) The aggregate identified cost on a tax basis is $281,619,922, resulting in gross unrealized appreciation and depreciation of $10,270,321 and $3,361,320, respectively, or net unrealized appreciation of $6,909,001.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at May 31, 2001 was $16,382,475 or 5.6% of net assets.

(SEG) A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at May 31, 2001.

      The rates shown on IFB, which are securities paying interest rates that vary inversely to changes in the market interest rates, and VRDN's are are the current interest rates at May 31, 2001.

      The fund had the following industry group concentrations greater than 10% at May 31, 2001 (as a percentage of net assets):

           Health care          30.9%
           Education            18.7
           Utilities            14.9

      The fund had the following insurance concentrations greater than 10% at May 31, 2001 (as a percentage of net assets):

           MBIA                 24.9%
           FSA                  10.3

------------------------------------------------------------------------------
Futures Contracts Outstanding at May 31, 2001
                                    Aggregate Face  Expiration      Unrealized
                       Total Value           Value        Date    Appreciation
------------------------------------------------------------------------------
Municipal Bond
Index (Long)            $4,060,000      $4,022,826      Sep-01         $37,174
Municipal Bond
Index (Long)             1,026,875       1,012,490      Jun-01          14,385
------------------------------------------------------------------------------
                                                                       $51,559
------------------------------------------------------------------------------



STATEMENT OF ASSETS AND LIABILITIES
May 31, 2001

Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $281,619,922) (Note 1)                                        $288,528,923
-------------------------------------------------------------------------------------------
Cash                                                                                262,148
-------------------------------------------------------------------------------------------
Interest and other receivables                                                    4,593,695
-------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                              385,958
-------------------------------------------------------------------------------------------
Receivable for variation margin (Note 1)                                             35,313
-------------------------------------------------------------------------------------------
Total assets                                                                    293,806,037

Liabilities
-------------------------------------------------------------------------------------------
Distributions payable to shareholders                                               341,084
-------------------------------------------------------------------------------------------
Payable for securities purchased                                                  2,640,500
-------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                           83,667
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                        365,294
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                           38,690
-------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                        13,679
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                          1,379
-------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                              124,380
-------------------------------------------------------------------------------------------
Other accrued expenses                                                               15,811
-------------------------------------------------------------------------------------------
Total liabilities                                                                 3,624,484
-------------------------------------------------------------------------------------------
Net assets                                                                     $290,181,553

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                $286,458,749
-------------------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)                           (86,363)
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investment (Note 1)                             (3,151,393)
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                        6,960,560
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                     $290,181,553

Computation of net asset value and offering price
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($217,696,642 divided by 23,784,968 shares)                                           $9.15
-------------------------------------------------------------------------------------------
Offering price per class A share (100/95.25 of $9.15)*                                $9.61
-------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($71,746,965 divided by 7,840,883 shares)+                                            $9.15
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($737,946 divided by 80,645 shares)                                                   $9.15
-------------------------------------------------------------------------------------------
Offering price per class M share (100/96.75 of $9.15)**                               $9.46
-------------------------------------------------------------------------------------------

 * On single retail sales of less than $25,000. On sales of $25,000 or more and on group sales, the offering price is reduced.

** On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

 + Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.





STATEMENT OF OPERATIONS
Year ended May 31, 2001

Tax exempt interest income:                                                     $16,507,793
-------------------------------------------------------------------------------------------

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                  1,418,122
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                      266,818
-------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                    10,893
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                      6,740
-------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                               419,635
-------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                               618,486
-------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                 2,757
-------------------------------------------------------------------------------------------
Other                                                                               114,420
-------------------------------------------------------------------------------------------
Total expenses                                                                    2,857,871
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                         (177,297)
-------------------------------------------------------------------------------------------
Net expenses                                                                      2,680,574
-------------------------------------------------------------------------------------------
Net investment income                                                            13,827,219
-------------------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                                    964,544
-------------------------------------------------------------------------------------------
Net realized loss on futures contracts (Note 1)                                    (617,304)
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and
futures contracts during the year                                                16,313,592
-------------------------------------------------------------------------------------------
Net gain on investments                                                          16,660,832
-------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                            $30,488,051
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





STATEMENT OF CHANGES IN NET ASSETS

                                                                              Year ended May 31
                                                                 ---------------------------------
                                                                             2001             2000
--------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
--------------------------------------------------------------------------------------------------
Operations:
--------------------------------------------------------------------------------------------------
Net investment income                                                $ 13,827,219     $ 15,115,553
--------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                   347,240       (1,557,959)
--------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)
of investments                                                         16,313,592      (21,212,708)
--------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from operations                                              30,488,051       (7,655,114)
--------------------------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
--------------------------------------------------------------------------------------------------
From net investment income
   Class A                                                            (10,589,725)     (11,553,402)
--------------------------------------------------------------------------------------------------
   Class B                                                             (3,192,693)      (3,600,385)
--------------------------------------------------------------------------------------------------
   Class M                                                                (26,094)         (49,473)
--------------------------------------------------------------------------------------------------
Increase (decrease) from capital share transactions (Note 4)            1,216,548      (21,493,805)
--------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                17,896,087      (44,352,179)

Net assets
--------------------------------------------------------------------------------------------------
Beginning of year                                                     272,285,466      316,637,645
--------------------------------------------------------------------------------------------------
End of year (including distributions in excess of
net investment income of $86,363 and
$26,269, respectively)                                               $290,181,553     $272,285,466
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS A
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                      Year ended May 31
-----------------------------------------------------------------------------------------------------
                                        2001         2000         1999         1998         1997
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $8.62        $9.30        $9.45        $9.14        $8.91
-----------------------------------------------------------------------------------------------------
Investment operations
-----------------------------------------------------------------------------------------------------
Net investment income                    .46          .47          .46          .47          .48
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .53         (.68)        (.16)         .32          .23
-----------------------------------------------------------------------------------------------------
Total from
investment operations                    .99         (.21)         .30          .79          .71
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                       (.46)        (.47)        (.45)        (.48)        (.48)
-----------------------------------------------------------------------------------------------------
Total distributions                     (.46)        (.47)        (.45)        (.48)        (.48)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $9.15        $8.62        $9.30        $9.45        $9.14
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                 11.61        (2.18)        3.20         8.80         8.12
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $217,697     $200,961     $233,454     $237,910     $239,196
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .84          .86          .98          .96          .96
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               5.04         5.35         4.87         5.06         5.28
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 25.47        15.32        32.08        42.40        70.30
-----------------------------------------------------------------------------------------------------

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).





FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS B
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                       Year ended May 31
-----------------------------------------------------------------------------------------------------
                                        2001         2000         1999         1998         1997
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $8.62        $9.30        $9.45        $9.14        $8.91
-----------------------------------------------------------------------------------------------------
Investment operations
-----------------------------------------------------------------------------------------------------
Net investment income                    .40          .42          .40          .42          .42
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .53         (.68)        (.16)         .31          .23
-----------------------------------------------------------------------------------------------------
Total from
investment operations                    .93         (.26)         .24          .73          .65
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                       (.40)        (.42)        (.39)        (.42)        (.42)
-----------------------------------------------------------------------------------------------------
Total distributions                     (.40)        (.42)        (.39)        (.42)        (.42)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $9.15        $8.62        $9.30        $9.45        $9.14
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                 10.89        (2.81)        2.56         8.10         7.42
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $71,747      $70,805      $81,876      $71,925      $58,926
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)               1.49         1.51         1.63         1.61         1.61
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               4.39         4.70         4.23         4.40         4.62
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 25.47        15.32        32.08        42.40        70.30
-----------------------------------------------------------------------------------------------------

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).





FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS M
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                      Year ended May 31
-----------------------------------------------------------------------------------------------------
                                        2001         2000         1999         1998         1997
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $8.62        $9.29        $9.44        $9.14        $8.91
-----------------------------------------------------------------------------------------------------
Investment operations
-----------------------------------------------------------------------------------------------------
Net investment income                    .43          .45          .43          .45          .45
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .53         (.67)        (.16)         .30          .23
-----------------------------------------------------------------------------------------------------
Total from
investment operations                    .96         (.22)         .27          .75          .68
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                       (.43)        (.45)        (.42)        (.45)        (.45)
-----------------------------------------------------------------------------------------------------
Total distributions                     (.43)        (.45)        (.42)        (.45)        (.45)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $9.15        $8.62        $9.29        $9.44        $9.14
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                 11.28        (2.37)        2.88         8.36         7.80
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                          $738         $520       $1,308       $1,244       $1,355
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)               1.14         1.16         1.28         1.26         1.26
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               4.73         5.02         4.60         4.74         4.97
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 25.47        15.32        32.08        42.40        70.30
-----------------------------------------------------------------------------------------------------

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).



NOTES TO FINANCIAL STATEMENTS
May 31, 2001

Note 1
Significant accounting policies

Putnam Florida Tax Exempt Income Fund (the "fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The fund seeks as high a level of current income exempt from federal income tax as Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, a wholly-owned subsidiary of Putnam Investments, LLC, believes is consistent with preservation of capital by investing primarily in a portfolio of securities exempt from the Florida intangibles tax.

The fund offers class A, class B and class M shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge, but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class M shares are sold with a maximum front-end sales charge of 3.25% and pay an ongoing distribution fee that is higher than class A but lower than class B shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates

A) Security valuation Tax-exempt bonds and notes are stated on the basis of valuations provided by a pricing service, approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Restricted securities are stated at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

D) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintain an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the year ended May 31, 2001, the fund had no borrowings against the line of credit.

E) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At May 31, 2001, the fund had a capital loss carryover of approximately $2,389,000 available to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

Loss Carryover    Expiration
--------------    ------------------
    $  264,000    May 31, 2004
         4,000    May 31, 2005
     2,121,000    May 31, 2008

F) Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Capital gain distributions, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of dividends payable, realized & unrealized gains and losses on certain futures contracts, market discount, straddle loss deferrals and prior year straddle loss deferrals. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended May 31, 2001, the fund reclassified
$78,801 to increase distributions in excess of net investment income, and $75,393 to increase paid-in-capital, with an decrease to accumulated net realized losses of $3,408. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

G) Amortization of bond premium and accretion of bond discount Any premium resulting from the purchase of securities in excess of maturity value is amortized on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, the remaining excess premium is amortized to maturity. Discounts on zero coupon bonds and original issue discount bonds are accreted according to the yield-to-maturity basis.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based upon the lesser of (i) an annual rate of 0.50% of the average net asset value of the fund or (ii) 0.60% of the first $500 million of average net assets, 0.50% of the next $500 million, 0.45% of the next $500 million, 0.40% of the next $5 billion, 0.375% of the next $5 billion, 0.355% of the next $5 billion, 0.34% of the next $5 billion and 0.33% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. For the year ended May 31, 2001, the fund's expenses were reduced by $177,297 under these arrangements.

Each Trustee of the fund receives an annual Trustee fee, of which $556 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management a wholly-owned subsidiary of Putnam Investments, LLC, and Putnam Retail Management GP, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate up to 0.35%, 1.00% and 1.00% of the average net assets attributable to class A, class B and class M shares, respectively. The Trustees have approved payment by the fund to an annual rate of 0.20%, 0.85% and 0.50% of the average net assets attributable to class A, class B and class M shares, respectively.

For the year ended May 31, 2001, Putnam Retail Management acting as underwriter received net commissions of $30,536 and $607 from the sale of class A and class M shares, respectively and $143,998 in contingent deferred sales charges from redemptions of class B shares. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the year ended May 31, 2001, Putnam Retail Management acting as underwriter received $110 on class A redemptions.

Note 3
Purchases and sales of securities

During the year ended May 31, 2001, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $70,473,208 and $71,348,519, respectively. There were no purchases and sales of U.S. government obligations.

Note 4
Capital shares

At May 31, 2001, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                                    Year ended May 31, 2001
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  4,162,930        $ 37,946,943
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  517,591           4,688,986
---------------------------------------------------------------------------
                                             4,680,521          42,635,929

Shares
repurchased                                 (4,201,792)        (38,204,625)
---------------------------------------------------------------------------
Net increase                                   478,729        $  4,431,304
---------------------------------------------------------------------------

                                                    Year ended May 31, 2000
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  4,308,728        $ 37,808,735
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  568,933           5,011,356
---------------------------------------------------------------------------
                                             4,877,661          42,820,091

Shares
repurchased                                 (6,676,063)        (58,457,795)
---------------------------------------------------------------------------
Net decrease                                (1,798,402)       $(15,637,704)
---------------------------------------------------------------------------

                                                    Year ended May 31, 2001
---------------------------------------------------------------------------
 Class B                                        Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,548,971        $ 14,081,771
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  134,784           1,220,182
---------------------------------------------------------------------------
                                             1,683,755          15,301,953

Shares
repurchased                                 (2,056,611)        (18,703,642)
---------------------------------------------------------------------------
Net decrease                                  (372,856)       $ (3,401,689)
---------------------------------------------------------------------------

                                                    Year ended May 31, 2000
---------------------------------------------------------------------------
 Class B                                        Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,611,662        $ 14,263,853
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  163,977           1,444,352
---------------------------------------------------------------------------
                                             1,775,639          15,708,205

Shares
repurchased                                 (2,368,874)        (20,864,861)
---------------------------------------------------------------------------
Net decrease                                  (593,235)       $ (5,156,656)
---------------------------------------------------------------------------

                                                    Year ended May 31, 2001
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                     34,815           $ 315,879
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    1,648              14,895
---------------------------------------------------------------------------
                                                36,463             330,774

Shares
repurchased                                    (16,107)           (143,841)
---------------------------------------------------------------------------
Net increase                                    20,356           $ 186,933
---------------------------------------------------------------------------

                                                    Year ended May 31, 2000
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                     18,265           $ 163,024
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    2,380              20,964
---------------------------------------------------------------------------
                                                20,645             183,988

Shares
repurchased                                   (101,059)           (883,433)
---------------------------------------------------------------------------
Net decrease                                   (80,414)          $(699,445)
---------------------------------------------------------------------------

Note 5
New accounting pronouncement

In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the Fund to amortize premium and discount on all fixed-income securities, and classify gains and losses realized on paydowns on mortgage-backed securities presently included in realized gain/loss, as part of interest income. Adopting these accounting principles will not affect the Fund's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of Operations. The adoption of this principle will not be material to the financial statements.



FEDERAL TAX INFORMATION
(Unaudited)

The fund has designated 100% of dividends paid from net investment income during the fiscal year as tax exempt for Federal income tax purposes.

The Form 1099 you receive in January 2002 will show the tax status of all distributions paid to your account in calendar 2001.



FUND INFORMATION

WEB SITE

www.putnaminvestments.com

INVESTMENT MANAGER

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

KPMG LLP

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Hans H. Estin
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President and Treasurer

Patricia C. Flaherty
Senior Vice President

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen Oristaglio
Vice President

Jerome J. Jacobs
Vice President

Richard P. Wyke
Vice President and Fund Manager

Richard A. Monaghan
Vice President

Richard G. Leibovitch
Vice President

John R. Verani
Vice President


This report is for the information of shareholders of Putnam Florida Tax Exempt Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581.

You can also learn more at Putnam Investments' Web site:
www.putnaminvestments.com.

NOT FDIC INSURED, MAY LOSE VALUE, NO BANK GUARANTEE


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminvestments.com

AN046/72893   037/365/453   7/01